UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

MDC STAGWELL HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	98-0364441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

MDC Partners Inc.
(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, par value $0.001 per share	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Completion of Reorganization

On July 29, 2021, MDC Partners Inc. (“MDC Delaware”) completed its previously announced reorganization transaction, in which MDC Delaware merged with one of its indirect wholly-owned subsidiaries (the “MDC Merger”), with MDC Delaware (from and after the merger, “OpCo”) surviving as a direct subsidiary of a newly-formed, Nasdaq-listed Delaware corporation MDC Stagwell Holdings Inc. (“MDC Stagwell Holdings”). Following the MDC Merger, OpCo converted into a limited liability company (together with the MDC Merger, the “MDC Reorganization”) that holds the operating assets of MDC Stagwell Holdings. The MDC Reorganization is described in more detail as follows. Capitalized terms used but not defined herein shall have the meanings given to them in the proxy statement/prospectus filed on Form 424B3 on May 10, 2021 (File No. 333-252829) (the “Proxy Statement/Prospectus”), as supplemented by the supplement to the Proxy Statement/Prospectus filed on Form 8-K on July 13, 2021 (“Supplement No. 1”) and the supplement to the Proxy Statement/Prospectus filed on Form 8-K on July 19, 2021 (“Supplement No. 2”) .

MDC Stagwell Holdings Corporate Conversion and MDC Merger

MDC Stagwell Holdings, while it was a wholly-owned subsidiary of MDC Delaware, converted into a Delaware corporation (the “MDC Stagwell Holdings Corporate Conversion”) pursuant to a certificate of conversion. In connection with the MDC Stagwell Holdings Corporate Conversion, MDC Stagwell Holdings adopted the Combined Company Certificate of Incorporation and Combined Company Bylaws. The Combined Company Certificate of Incorporation was subsequently amended and restated.

Immediately following the MDC Stagwell Holdings Corporate Conversion, MDC Merger Sub 1 LLC (“Merger Sub”), a wholly-owned subsidiary of MDC Stagwell Holdings with no assets or operations, merged with and into MDC Delaware, with MDC Delaware continuing as the surviving corporation (the “Surviving Corporation”), which then immediately converted into a Delaware limited liability company. The Surviving Corporation is a direct wholly-owned subsidiary of MDC Stagwell Holdings. Following the MDC Merger, MDC Stagwell Holdings succeeded MDC Delaware as the publicly-traded company in which MDC Canada Shareholders own their interests.

Following the MDC Stagwell Holdings Corporate Conversion and MDC Merger, each MDC Delaware Class A Common Share, each MDC Delaware Class B Common Share, each MDC Delaware Series 4 Share and each MDC Delaware Series 6 Share, in each case held by a non-dissenting holder, was converted into the right to receive a MDC Stagwell Holdings Class A Common Share, a MDC Stagwell Holdings Class B Common Share, a MDC Stagwell Holdings Series 4 Share or MDC Stagwell Holdings Series 6 Share, respectively.

The issuance of MDC Stagwell Holdings Class A Common Stock and MDC Stagwell Holdings Class B Common Stock in exchange for the MDC Delaware Class A Common Stock and MDC Delaware Class B Common Stock pursuant to the MDC Reorganization was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-252829), which was declared effective by the Securities and Exchange Commission on May 7, 2021. For additional information regarding the MDC Reorganization, please refer to the Proxy Statement/Prospectus, as supplemented by Supplement No. 1 and Supplement No. 2.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), MDC Stagwell Holdings is the successor issuer to MDC Delaware, MDC Stagwell Holdings’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and MDC Stagwell Holdings is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. MDC Stagwell Holdings hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03

As a result of the differences between Delaware law and the CBCA, there are differences between the rights of a stockholder of MDC Delaware and MDC Stagwell Holdings under Delaware law and the rights of a former holder of MDC Canada common stock under the CBCA. In addition, there are differences between the organizational documents of MDC Delaware and MDC Stagwell Holdings compared to those of MDC Canada. Information regarding these differences is included in the Proxy Statement/Prospectus under the heading “Comparison of Stockholder Rights” and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Reorganization, the same persons serving as directors and officers of MDC Delaware immediately prior to the completion of the Reorganization became the directors and officers of MDC Stagwell Holdings. In addition, MDC Stagwell Holdings replicated the committees of MDC Delaware’s board of directors and the membership thereof as of immediately prior to the completion of the Reorganization. Information regarding MDC Stagwell Holdings’s directors and officers is included in Item 10 in the Amendment No. 1 to the Annual Report filed on Form 10-K/A on April 27, 2021 (File No. 333-252829) and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the MDC Reorganization, MDC Stagwell Holdings filed an Amended and Restated Certificate of Incorporation on July 29, 2021 with the office of the Secretary of the State of Delaware, a copy of which is attached hereto as Exhibit 3.1 (the “Certificate of Incorporation”) and incorporated herein by reference. In addition, MDC Stagwell Holdings adopted by-laws on July 29, 2021, a copy of which is attached hereto as Exhibit 3.2 (the “Bylaws”) and incorporated by reference herein. Exhibit 99.1 contains a description of MDC Stagwell Holdings’s capital stock, which description is incorporated by reference into this Item 5.03. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of MDC Stagwell Holdings, dated July 29, 2021
3.2	By-Laws of MDC Stagwell Holdings, dated July 29, 2021
99.1	Description of Capital Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021

MDC Stagwell Holdings Inc.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer